                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:
    /X/ Preliminary Proxy Statement
    / / Definitive Proxy Statement
    / / Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                       GREASE MONKEY HOLDING CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       GREASE MONKEY HOLDING CORPORATION
- --------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

    Payment of Filing Fee (Check the appropriate box):
    /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
    / / $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------

        2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11;*

           ---------------------------------------------------------------------

        4) Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

     *Set forth the amount on which the filing fee is calculated and state how it was determined.


     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

            ---------------------------------------------

         2) Form, Schedule or Registration Statement No.:

            ---------------------------------------------

         3) Filing Party:

            ---------------------------------------------

         4) Date Filed:

            ---------------------------------------------

                                        [LOGO]


                                     PRELIMINARY

                                    GREASE MONKEY
                                 HOLDING CORPORATION

                             216 16th Street, Suite 1100
                               Denver, Colorado  80202

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               To Be Held June 11, 1996

To Our Shareholders:

      The Annual Meeting of Shareholders of Grease Monkey Holding Corporation ("Company"), a Utah corporation, will be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, 80202, on June 11, 1996, at 10:00 a.m., Mountain Daylight Time, for the purpose of considering and acting upon the following:

      (1)    The election of eight (8) Directors; and

      (2) To consider and act upon a proposal to amend Article IV of the Company's Articles of Incorporation to increase the authorized shares of Common Stock with a par value of $0.03 per share to 20,000,000 shares.

      (3) Such other matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on May 10, 1996, are entitled to notice of and to vote at the meeting.

      You are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, however, you are requested to mark, sign, date and return the accompanying proxy as soon as possible.

      Dated: May 17, 1996

                                  By Order of the Board of Directors


                                  T. Timothy Kershisnik, Secretary

                                      IMPORTANT

      THE FORM OF PROXY IS ENCLOSED. TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                     PRELIMINARY

                          GREASE MONKEY HOLDING CORPORATION
                                   216 16th Street
                                      Suite 1100
                               Denver, Colorado  80202


                                   PROXY STATEMENT


                      ANNUAL MEETING OF SHAREHOLDERS TO BE HELD

                                    June 11, 1996

      The enclosed proxy is solicited by and on behalf of the Board of Directors of Grease Monkey Holding Corporation ("Company") for use at the Company's Annual Meeting of Shareholders to be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, 80202, at 10:00 a.m., Mountain Daylight Time, on June 11, 1996, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying proxy will be mailed to the Company's shareholders on or about May 17, 1996.

      Any person signing and mailing the enclosed proxy may revoke it at any time before it is voted by giving written notice of the revocation to the Company or by voting in person at the meeting, or by voting again by submitting a new proxy card. Only the latest dated proxy card, including the one which may be voted in person at the meeting, will count.

                                  VOTING SECURITIES


      All voting rights are vested exclusively in the holders of the Company's $0.03 par value common stock with each share entitled to one vote. Only shareholders of record at the close of business on May 10, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof. On April 30, 1996, the Company had 4,359,888 shares of the Company's $0.03 par value common stock issued and outstanding. Cumulative voting in the election of directors is not permitted.

                       PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF
                    DIRECTORS, OFFICERS AND NOMINEES FOR DIRECTOR

      The following table sets forth as of March 1, 1996, the number of shares of the Company's $0.03 par value common stock owned by each person who owned of record, or was known to own beneficially, more than 5% of the number of shares of the Company's outstanding common stock, sets forth the number of shares of the Company's outstanding common stock beneficially owned by each of the Company's directors and officers and sets forth the number of shares of the Company's common stock beneficially owned by all of the Company's directors and officers as a group:



                                                                 PRESENTLY
                                                                CONVERTIBLE
                                                 PRESENTLY       PREFERRED
       NAME OF                      COMMON      EXERCISABLE        STOCK
     BENEFICIAL                     SHARES      OPTIONS AND      AND UNPAID     BENEFICIAL     TOTAL       PERCENT
      OWNER(1)                      OWNED         WARRANTS      DIVIDENDS(6)    OWNERSHIP     OWNERSHIP    OF CLASS
- ---------------------               -----         --------      ------------    ---------     ---------    --------
First of September
  Corporation(2)(4)                1,479,432        500,000        168,800              -      2,148,232     34.2%

Rex L. Utsler(2)(3)(7)               219,123         50,000              -      2,148,232      2,417,355     38.5%

Jerry D. Armstrong(2)(3)             179,260         20,000         45,418      2,148,232      2,392,910     38.1%

James B. Wallace(2)(3)               179,261         15,000         23,015      2,148,232      2,365,508     37.7%

Wayne H. Patterson(2)                      -         22,500         22,403              -         44,903       .7%

Charles E. Steinbrueck(2)                  -         20,000         33,605              -         53,605       .9%

George F. Wood(2)                     38,639         15,000          4,481              -         58,120       .9%

Jim D. Baldwin(2)                          -         17,500         11,202              -         28,702       .5%

Cortlandt S. Dietler(2)               55,556         10,000         17,923              -         83,479      1.3%

All officers and directors as
  a group (13 persons)(5)            671,839        380,000        167,008      2,148,232      3,367,079     53.7%


- ---------------

To avoid duplication, the aggregate number of shares of common stock and total percentage of all officers and directors as a group have been computed to include only once the shares of common stock beneficially owned by First of September Corporation.

      (1) All beneficial owners listed have sole voting and/or investment power with respect to the shares shown unless otherwise indicated.

      (2) The address for First of September Corporation and Rex L. Utsler is 216 16th Street, Suite 1100, Denver Colorado, 80202. The address for Messrs. Armstrong and Wallace is 475 17th Street, Suite 1300, Denver, Colorado 80202. The address for George F. Wood is 1115 Grant St., Denver, Colorado, 80203. The address for Wayne H. Patterson is 384 Inverness Drive South, Suite 200, Englewood, CO, 80112. The address for Charles E. Steinbrueck is 165 High Street, Denver, CO, 80218. The address for Jim D. Baldwin is 901 Chestnut Trail, Littleton, CO, 80121. The address for Cortlandt S. Dietler is 900 Republic Plaza, 370 Seventeenth St., Denver, CO, 80202.

      (3) Rex L. Utsler, Jerry D. Armstrong and James B. Wallace own a total of 64% of the outstanding stock of First of September Corporation. As such they are deemed to be beneficial owners of the shares of common stock of the Company which are beneficially owned by First of September Corporation.

      (4) Includes 500,000 shares of common stock underlying presently exercisable warrants at $1.50 per share.

      (5) Includes 380,000 shares underlying presently exercisable stock options granted under the 1986, 1993 and 1994 Incentive Stock Option Plans that have exercise prices between $1.59 per share and $2.22 per share.

      (6) Represents shares of common stock underlying shares of Series C, 6% Preferred Stock with a stated value of $100 per share plus accumulated unpaid dividends, convertible into common stock at $2.50 per share.

      (7) Does not include 3,100 shares held by Mr. Utsler's children, of which he disclaims beneficial ownership.


                          ACTIONS TO BE TAKEN AT THE MEETING

      The meeting is being called to consider and act upon the following matters:

      (1)    The election of eight (8) directors; and

      (2) To consider and act upon a proposal to amend Article IV of the Company's Articles of Incorporation to increase the shares of Common Stock with a par value of $0.03 per share to 20,000,000 shares.

      (3) Such other matters as may properly come before the meeting or any adjournment thereof.

      The holders of a majority of the outstanding shares of common stock of the Company, present at the meeting in person or represented by proxy, shall constitute a quorum. Directors are elected by a plurality of the votes cast. The proposal to amend the Articles of Incorporation must receive the affirmative vote of a majority of the outstanding shares of the Company's common stock. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted for purposes of determining whether a proposal has been approved or a director elected, and will have the effect of a vote against the proposed amendment.


                                     PROPOSAL ONE
                                ELECTION OF DIRECTORS

      The Bylaws, as amended, of the Company currently provide for eight directors. Unless authority to vote in the election of directors is withheld, it is the intention of the proxies to nominate and vote for the following named persons. If any of the nominees become unavailable for election as a director, which event is not expected to occur, the proxies will be voted for such substitute as shall be designated by the Board of Directors. Each director will hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The nominees for director, each of whom has consented to serve if elected, are as follows:

NAME OF NOMINEE,
    AND OTHER
POSITION, IF ANY,            DIRECTOR            PRINCIPAL OCCUPATION
 IN THE COMPANY    AGE       SINCE            DURING THE LAST FIVE YEARS
- ----------------   -----     --------     --------------------------------------

Rex L. Utsler      50        1991        President and Chairman of the Board of
                                         Grease Monkey Holding Corporation
                                         ("GMHC"), Grease Monkey International,
                                         Inc. ("GMI"), and all other wholly-
                                         owned subsidiaries of the Company,
                                         since March 1991; President and Chief
                                         Executive Officer of both First of
                                         September Corporation, a financial
                                         investment group, and its predecessor,
                                         Bountiful Corporation, which was
                                         involved in crude oil gathering,
                                         transportation and marketing, since
                                         1979; Chairman of the Board of Savant
                                         Resources, Inc., an oil and gas
                                         exploration and development company,
                                         from 1988 to July 1994.

Jerry D. Armstrong  65       1991        Partner in Brownlie, Wallace,
                                         Armstrong and Bander Exploration since
                                         1992.  He served as senior vice
                                         president and member of the Board of
                                         Directors of BWAB Incorporated from
                                         1980 to 1992.


James B. Wallace   67        1991        Partner in Brownlie, Wallace,
                                         Armstrong and Bander Exploration from
                                         1992 to present;  President of BWAB
                                         Incorporated, an oil and gas
                                         production company, from 1980 to 1992.


George F. Wood     52        1991        Sole proprietor of Wood and Co., an
                                         investment counseling firm, since
                                         1982.


Wayne H.           50        1994        Chairman, QuickPen International, a
Patterson                                commercial software and systems
                                         company, since December 1992;
                                         Principal, Patterson Consulting, a
                                         management consulting firm, December
                                         1991 to present; Chairman, Live
                                         Entertainment, 1990 to 1991; Chairman,
                                         Pace Membership Warehouse, from 1988
                                         to 1990.


Charles E.         52        1994        Managing Partner of Retail Venture
Steinbrueck                              Partnership, a partnership
                                         specializing in investments of
                                         emerging public companies, from 1993
                                         to present; Founder, President and CEO
                                         of Pace Membership Warehouse from 1983
                                         to 1993.

NAME OF NOMINEE,
    AND OTHER
POSITION, IF ANY,            DIRECTOR            PRINCIPAL OCCUPATION
 IN THE COMPANY    AGE       SINCE            DURING THE LAST FIVE YEARS
- ----------------   -----     --------     --------------------------------------

Jim D. Baldwin     63        1994        Retired President of King Soopers, a
                                         retail grocery store chain owned by
                                         Dillon Companies, a subsidiary of the
                                         Kroger Company, from 1979 to 1990.
                                         Mr. Baldwin was with Dillon Companies
                                         for over 40 years.


Cortlandt S.       74        1995        President and CEO of TransMontaigne
Dietler                                  Oil Company from March 1995 to
                                         present;  Chairman and CEO of
                                         Associated Natural Gas Corporation,
                                         from 1980 to February 1995.


The Board of Directors is responsible for the overall affairs of the Company. The Board of Directors held six meetings during the Company's fiscal year ended December 31, 1995, and no Director attended fewer than 75% of the meetings.

There are three (3) standing committees of the Board of Directors, the Option/Compensation Committee, the Audit Committee, and the Executive Committee. The Company has no nominating committee. Information pertaining to the Option Committees is set forth below under "COMPENSATION PURSUANT TO PLANS." The Audit Committee is composed of George F. Wood, Wayne H. Patterson and Jerry D. Armstrong. Its functions are to review accounting procedures of the Company and to discuss accounting, audit and reporting matters with the Company's auditors. The Audit Committee met once during 1995. The Executive Committee is composed of James B. Wallace, Cortlandt S. Dietler, Charles E. Steinbrueck, Wayne H. Patterson and Rex L. Utsler. The Executive Committee met twice during 1995.


      INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.  None.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ELECTION OF THE NOMINEES LISTED ABOVE.


                                  EXECUTIVE OFFICERS

      The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until his or her successor is duly elected and qualified, until his or her death or resignation, or until he or she shall have been removed in the manner provided in the Company's Bylaws. The current executive officers of the Company and their business experience are as follows:

     NAME OF                OFFICER       PRINCIPAL OCCUPATION DURING THE LAST
EXECUTIVE OFFICER   AGE      SINCE                     FIVE YEARS
- ------------------  ---     --------      --------------------------------------

Rex L. Utsler      50        1991        President and Chairman of the Board of
                                         Grease Monkey Holding Corporation
                                         ("GMHC"), Grease Monkey International,
                                         Inc. ("GMI"), and all other wholly-
                                         owned subsidiaries of the Company,
                                         since March 1991; President and Chief
                                         Executive Officer of both First of
                                         September Corporation, a financial
                                         investment group, and its predecessor,
                                         Bountiful Corporation, which was
                                         involved in crude oil gathering,
                                         transportation and marketing, since
                                         1979; Chairman of the Board of Savant
                                         Resources, Inc., an oil and gas
                                         exploration and development company,
                                         from 1988 to July 1994.

T. Timothy         38        1992        Controller and Treasurer of GMHC and
 Kershisnik                              GMI since 1992; appointed Corporate
                                         Secretary in April 1994;  employed by
                                         KPMG Peat Marwick from 1980 to 1992,
                                         Senior Manager at KPMG Peat Marwick
                                         from 1987 to 1992.

Darcy A. Erickson  44        1993        Vice President, Marketing and
                                         Communications at GMI since August
                                         1993; Marketing and Communications
                                         Director from April 1992 to August
                                         1993; Self-employed as a marketing and
                                         training consultant from 1987 to 1992.

Dennis R. McCarthy 44        1994        Vice President, Franchise Support
                                         Services of GMI from April 1994 to
                                         present;  Southeast Regional Manager
                                         from January 1994 to April 1994;
                                         employed by Mobil Corporation from
                                         1973 to December 1993, most recently
                                         as National Lubricants Manager.

James E. Johnson   42        1995        Vice President, Real Estate
                                         Development since February 1995; Real
                                         Estate consultant to GMI from
                                         September 1993 to January 1995;
                                         President and CEO of SRTI, a Denver-
                                         based environmental remediation
                                         company, from 1990 to 1993; Vice
                                         President of Development for
                                         SullivanHayes Companies, a Denver-
                                         based real estate firm, from 1982 to
                                         1990.

     NAME OF                OFFICER       PRINCIPAL OCCUPATION DURING THE LAST
EXECUTIVE OFFICER   AGE      SINCE                     FIVE YEARS
- ------------------  ---     --------      --------------------------------------

Michael J. Brunetti  39      1995        Vice President, Franchise Development
                                         since July 1995; March 1993 to July
                                         1995, Director of Region Development -
                                         Western Region for Moto Photo Inc., a
                                         franchisor of photography imaging
                                         centers located in Dayton, Ohio.  From
                                         August 1987 to August 1992, was
                                         employed by Taco Johns International,
                                         Inc., a franchisor of fast food
                                         Mexican style restaurants located in
                                         Cheyenne, Wyoming, most recently as
                                         Vice President of Franchise
                                         Development.


There are no family relationships between or among any of the directors and executive officers.

There are no arrangements or understandings pursuant to which any person was selected as an executive officer.

                                EXECUTIVE COMPENSATION

      CASH COMPENSATION, BONUSES AND DEFERRED COMPENSATION

      The following table shows all plan and non-plan compensation paid by the Company and its subsidiaries for services rendered for the fiscal year ended December 31, 1995, to each of the most highly compensated executive officers of the Company whose total cash compensation exceeded $100,000:

                              SUMMARY COMPENSATION TABLE


                                                                                    Other Annual
    Name                Principal Position                    Year      Salary      Compensation
    ----                ------------------                    ----      ------      ------------

Rex L. Utsler      President and Chairman of the Board of
                   Directors of the Company and GMI           1995     $157,842     $ 11,328(1)
                                                              1994     $151,522     $ 10,922(1)
                                                              1993     $154,711     $ 15,321(1)

- -----------------------------------

Mr. Utsler became Chairman of the Board and President on March 4, 1991.

(1) Includes costs of a leased car and the Company's 401(k) matching contribution.



                        Option/SAR Grants in Last Fiscal Year

                                  Individual Grants
- --------------------------------------------------------------------------------
      (a)             (b)              (c)              (d)             (e)

                Number of       % of Total
                Securities      Options/SARs
                Underlying      Granted to         Exercise or
                Options/SARs    Employees          Base Price      Expiration
 Name           Granted (#)     in Fiscal Year     ($/Sh)          Date
- --------------------------------------------------------------------------------

Rex L. Utsler   50,000          11.6%              $1.72           9-25-00


    COMPENSATION OF DIRECTORS.

    Directors of the Company who are not employees or officers are granted stock options as compensation. Directors of the Company receive an annual retainer for the grant of options to purchase 5,000 shares of Common Stock. The Option Committee and Audit Committee members will receive annually an additional grant of options to purchase 2,500 shares of Common Stock. The Executive Committee members will receive annually an additional grant of options to purchase 5,000 shares of Common Stock. On April 19, 1995, options to purchase a total of 70,000 shares of common stock were granted to the Board members for the 1994 - 1995 period. On June 26, 1995, options to purchase a total of 75,000 shares of common stock were granted to the Board members for the 1995 - 1996 period.

                            COMPENSATION PURSUANT TO PLANS

    401(k) SAVINGS AND RETIREMENT PLAN

    On May 4, 1992, GMI adopted the Grease Monkey International, Inc. 401(k) Savings and Retirement Plan and Trust Agreement (the "Plan"), effective as of April 1, 1992. Colorado National Bank Trust and Investment Group is Trustee under the Plan. At present, the Company issues matching stock to the Plan on a quarterly basis in an amount equal to 50% of the employees' contribution, up to a maximum of 6% of the employees' compensation. The Company's contribution is paid with its $0.03 par value common stock valued at market on the date of the contribution. During 1995 the Company contributed 11,542 shares to this plan at an average of $1.82 per share.

    EMPLOYMENT AGREEMENTS

    None.

    1986, 1993 AND 1994 STOCK PLANS

    The Company adopted the 1986 Incentive Stock Option Plan ("1986 Plan") which was approved by the shareholders on February 17, 1987, in which the employees of the Company and its subsidiaries are eligible to participate. The 1986 Plan authorizes the granting of options to purchase up to 66,667 shares of the Company's common stock.

    The Company adopted the 1993 Incentive Stock Option Plan ("1993 Plan") which was approved by the shareholders on June 30, 1993. All employees of the Company and its subsidiaries are eligible to participate. The 1993 Plan authorizes the granting of options to purchase 300,000 shares of the Company's common stock.

    The Company adopted the 1994 Stock Incentive Plan ("1994 Plan") which was approved by the shareholders on July 11, 1994. All employees, officers, directors and consultants of the Company and its subsidiaries are eligible to participate. The 1994 Plan authorizes 500,000 shares of the Company's common stock. The 1994 Plan provides for the grant of stock options, the award of cash or stock bonuses and the award of stock appreciation rights.

    The 1986 and 1993 Plans are administered by an Option Committee of not
fewer than three persons appointed by the Board of Directors.   Such persons are
not eligible to receive options under the Plan. The members of the Option Committee are Jerry D. Armstrong, Kirk E. Douglas (who resigned from the Board on November 30, 1995), and Jim D. Baldwin. The Option Committee met once during 1995. All members were present at the meeting. New members of the Option Committee will be selected after the Annual Meeting of Shareholders.

    The 1994 Plan is administered by an Option Committee of not fewer than three persons appointed by the Board of Directors. The members of the Option Committee are Jack D. Rule, Jr., George H. Fancher, Jr. and Kermit L. Darkey. The Option Committee met once during 1995. All members were present at the meeting.

    TRANSACTIONS WITH MANAGEMENT AND OTHERS AND CERTAIN BUSINESS RELATIONSHIPS. None.


    COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act of 1934 requires Company's officers and directors and persons who own more than ten percent of the Company's outstanding common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during the Company's fiscal year ended December 31, 1995, the directors, officers or more than 10% shareholders of the Company who failed to timely file a Form 3 or Form 4 were Jerry D. Armstrong, Jim D. Baldwin, Wayne H. Patterson, James B. Wallace, George F. Wood and Charles E. Steinbrueck, each of whom inadvertently filed a late Form 4 for the grant of stock options on June 26, 1995, of which none have been exercised. In addition, Jerry D. Armstrong and James B. Wallace inadvertently filed a late Form 4 for the purchase of common stock. In addition, Cortlandt S. Dietler filed a late Form 3 for the Initial Statement of Beneficial Ownership of Securities.

                                     PROPOSAL TWO
             PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO
                      INCREASE AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors of the Company has adopted a resolution approving and recommending that shareholders approve the following resolution to amend the Articles of Incorporation of the Company which would increase from 10,000,000 to 20,000,000, the number of shares of common stock, par value of $0.03 per share, that the Company has the right to issue.

              WHEREAS, the Articles of Incorporation of the corporation authorize 10,000,000 shares of common stock, par value of $0.03 per share, and

              WHEREAS, it is in the best interest of the corporation to increase the authorized Common Stock of the corporation to 20,000,000 shares, now therefore it is

              RESOLVED, that Article IV shall be and hereby is amended so that
              Article IV, with respect to the authorized shares, shall read as follows:

              The aggregate number of shares that the Corporation shall have the right to issue is:

              20,000,000 shares of Common Stock with a par value of $0.03 per share, each of which shall have equal voting rights; and 200,000 shares of Preferred Stock.

              The balance of Article IV shall remain unchanged.

    As of April 30, 1996, the Company has 4,359,888 shares of Common Stock issued and outstanding, 500,000 shares of Common Stock reserved for issuance under outstanding warrants, 894,392 shares of Common Stock reserved for issuance upon conversion of the Series C Convertible Preferred Stock, and 833,333 shares of Common Stock reserved for issuance pursuant to outstanding option plans to purchase shares of the Company's Common Stock. In addition, the Company needs shares available to meet its current matching requirements under the Company's 401(k) plan. As a result of the foregoing, the Company as of the meeting date will have issued or reserved approximately 6,587,613 shares of Common Stock. Approximately 3,412,387 shares would be unissued or unreserved. In addition, the Company anticipates the need to raise additional equity capital for future growth. The Company therefore believes that it is in the best interest of the Company to increase the number of shares authorized in order to meet its current commitments as well as to provide the Company flexibility in future financing, compensation and other matters.

    If the proposal to amend Article IV of the Company's Articles of Incorporation is approved, the Board of Directors, in its sole discretion and without further approval of the shareholders, would have the authority to determine when, if and at what prices the unreserved and unissued shares of authorized Common Stock would be issued in the future. Although the Board of Directors has no other plans for future issuances of the Company's Common Stock except as described herein, shares of the Common Stock could be issued by the Board of Directors to acquire additional capital, for mergers and acquisitions, as employee compensation or for additional stock options as well as other purposes. In addition, without further approval by the stockholders, the Board of Directors could cause the unreserved and unissued shares of Common Stock to be used as a device to defend against a takeover of the Company by a third party. At the present time, the Board of Directors is not aware of any plans by any person to attempt such a takeover of the Company.


    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF APPROVAL OF THE AMENDMENT. EACH MEMBER OF THE BOARD OF DIRECTORS INTENDS TO VOTE HIS SHARES IN FAVOR OF APPROVAL OF THE AMENDMENT. IN ORDER TO BE APPROVED, THE AMENDMENT TO
ARTICLE IV TO THE COMPANY'S ARTICLES OF INCORPORATION, TO INCREASE, FROM 10,000,000 SHARES TO 20,000,000 SHARES, THE NUMBER OF SHARES OF COMMON STOCK, PAR VALUE $0.03 PER SHARE, THAT THE COMPANY HAS THE AUTHORITY TO ISSUE, MUST RECEIVE THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A NEGATIVE VOTE AGAINST THE AMENDMENT.

                          1995 ANNUAL REPORT ON FORM 10-KSB

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1995 AS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED BY ANY SHAREHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST TO GREASE MONKEY HOLDING CORPORATION, ATTENTION: INVESTOR RELATIONS, 216 16TH STREET, SUITE 1100, DENVER, COLORADO 80202.


                                SHAREHOLDER PROPOSALS

    Shareholder proposals for inclusion in the Company's proxy materials relating to the next annual meeting of shareholders must be received by the Company on or before January 18, 1997.


                               SOLICITATION OF PROXIES

    The cost of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. Solicitations will be made only by use of the mails, except that, if necessary, directors, officers, and regular employees of the Company, without additional or special compensation, may make solicitations of proxies by telephone, telefax or by personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Company's shares held of record by such persons and the Company will reimburse them for their reasonable expenses in this connection.


                            INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG Peat Marwick LLP served as the Company's independent auditors for the fiscal years ending 1995 and 1994.

    The accountant's reports for the Company's two years ended December 31, 1995, and December 31, 1994, did not contain an adverse opinion nor disclaimer of opinion, nor were they qualified as to uncertainty, audit scope, or accounting principles.

    During the Company's two most recent fiscal years ended December 31, 1995, and December 31, 1994, and during any subsequent interim period, there were no disagreements between the Company and its accountants on any manner of accounting principles or practices, or on matters relating to financial statement disclosure, auditing scope, or procedure.

    The Company expects a representative of KPMG Peat Marwick LLP to be present at the Annual Meeting of Shareholders and that the representative will have an opportunity to answer questions and make a statement if the representative desires.

                                    OTHER BUSINESS

    The Company's Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the persons named in the enclosed form of proxy will vote such proxy according to their judgment on such matters.



T. TIMOTHY KERSHISNIK, Secretary
Denver, Colorado
May 17, 1996

PROXY                  GREASE MONKEY HOLDING CORPORATION                  PROXY
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS
                               To Be Held June 11, 1996
    The undersigned hereby constitute(s) and appoint(s) Rex L. Utsler and Jerry
D. Armstrong and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of common stock of Grease Monkey Holding Corporation ("Company") at the Annual Meeting of Shareholders to be held at the training center of the Company, 216 16th Street, Suite 600, Denver, Colorado, on Tuesday, June 11, 1996, at 10:00 a.m. Mountain Daylight Time and at any and all adjournments thereof, for the following purposes:

1.  ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed below (except as marked to the contrary below)
    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. UNLESS THE PROXIES ARE OTHERWISE INSTRUCTED, YOUR TOTAL VOTE FOR DIRECTORS WILL BE CAST EQUALLY FOR THE NOMINEES WITH RESPECT TO WHOM YOU DO NOT WITHHOLD AUTHORITY.

          Jerry D. Armstrong     Jim D. Baldwin     Cortland S. Dietler
        Wayne H. Patterson     Charles E. Steinbrueck      Rex L. Utsler
                      James B. Wallace      George F. Wood


2. APPROVAL TO AMEND ARTICLE IV OF THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK WITH A PAR VALUE OF $0.03 PER SHARE TO 20,000,000 SHARES.

              [ ]  FOR            [ ]  AGAINST        [ ]  ABSTAIN


    In their discretion, the proxies are authorized to vote upon such other business including a substitute nominee for director if a nominee is unable to serve, as may lawfully come before the meeting.

    The undersigned hereby revoke(s) any proxies as to the undersigned's share heretofore given by the undersigned and ratify(ies) and confirm(s) all that said attorneys and proxies may lawfully do by virtue hereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ABOVE. It is understood that this Proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Shareholders to the undersigned. THE PROXIES AND ATTORNEYS INTEND TO VOTE THE SHARES REPRESENTED BY THIS PROXY ON SUCH MATTERS, IN ANY, AS DETERMINED BY THE BOARD OF DIRECTORS.
    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the Company's Annual Report for the fiscal year ended December 31, 1995.
                                       Dated:                        , 1996
                                             ------------------------

                                             ----------------------------------
                                                      SIGNATURE


                                             ----------------------------------
                                                 SIGNATURE IF HELD JOINTLY
                                  Signature(s) should agree with name(s)
                                  stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.
                                  THIS PROXY IS SOLICITED ON BEHALF OF THE
                                  BOARD OF DIRECTORS.  PLEASE SIGN AND RETURN
                                  THIS PROXY TO AMERICAN SECURITIES TRANSFER,
                                  INC., 938 QUAIL STREET, SUITE 101, LAKEWOOD,
                                  CO 80215-5513.  THE GIVING OF A PROXY WILL
                                  NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF
                                  YOU ATTEND THE MEETING.